Notes Payable	12 Months Ended
Dec. 31, 2014
Note Payable [Abstract]
Note Payable

11.  Notes Payable

On April 24, 2014, the Company issued a promissory note in the amount of $300,000 to a related party, Clifford Lerner, the Company’s president, chief executive officer and the chairman of the Company’s Board of Directors. The promissory note was originally due and payable on January 24, 2015, but was subsequently amended to extend its maturity for an additional nine months and is currently due and payable on October 24, 2015 and bears interest at the rate of nine percent (9%) per annum (See Note 17).

On May 20, 2014, the Company issued a promissory note in the amount of $100,000 and a warrant to purchase 25,000 shares of its common stock to Thomas Carrella. The promissory note is due and payable on February 20, 2015 and bears interest at the rate of fifteen percent (15%) per annum. The Company calculated the fair value of the warrant using Black-Scholes option pricing model and recorded $4,750 of deferred financing costs related to the issuance of the warrant that will be amortized over the term of the promissory note (See Note 14).

At December 31, 2014, the Company had outstanding promissory notes in the aggregate amount of $400,000 recorded under notes payable and $27,738 in accrued interest recorded under accrued expenses and other current liabilities on its Consolidated Balance Sheet.